Investment income and financing costs (Details) - EUR (€) € in Millions	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Investment income.
Financial assets measured at amortised cost	€ 212	€ 249	€ 221
Financial assets measured at fair value through profit and loss	36	5	24
Investment income	248	254	245
Financial liabilities measured at amortised cost
Bonds	1,711	1,546	1,722
Lease liabilities	436	398	374
Bank loans and other liabilities	430	469	463
Fair value through profit and loss:
Interest on derivatives	(561)	(428)	(485)
Mark-to-market on derivatives	(423)	(341)	(1,070)
Financial assets measured at fair value through profit and loss		(36)
Foreign exchange	135	284	23
Financing costs	1,728	1,964	1,027
Net financing costs	1,480	1,710	782
Interest capitalised	€ 5	17	17
Increase Decrease Due to Changes In Accounting Policy and Corrections of Prior Period Errors [Member]
Investment income.
Investment income		€ 0	€ (85)